Exhibit 10.1

Consent of Independent Auditors

We consent to the incorporation by reference in the (a) Registration Statement (Form S-8 No. 333-96569) pertaining to the SBS Broadcasting SA 1992 Share Incentive Plan,  SBS Broadcasting SA 1994 Share Incentive Plan, and Harry Sloan 1992 Stock Option Grant; (b) Registration Statement (Form F-3 No. 333-13872), as amended, pertaining to the registration of common stock; and (c) Registration Statement (Form S-8  No. 333-8658) pertaining to the SBS Broadcasting SA 1992 Share Incentive Plan,  SBS Broadcasting SA 1994 Share Incentive Plan,  SBS Broadcasting SA Long-Term Employees’ Stock Ownership Plan, SBS Broadcasting SA 1997 Senior Management Incentive Compensation Plan  and SBS Broadcasting SA Stock Option Exchange Plan of our report dated February 20, 2004, with respect to the consolidated financial statements of SBS Broadcasting S.A. included in the Annual Report (Form 20-F) for the year ended December 31, 2003.

/s/ Ernst & Young Accountants

Amsterdam, The Netherlands
May 14, 2004